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                              UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                      ---------------------------


                               FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): April 24, 2000


                          TELECOMM INDUSTRIES, CORP.

          (Exact name of registrant as specified in its charter)




      Delaware                      0-4410                  34-1765902
 (State or other                (commission file           (IRS employer
  jurisdiction of                   number)             identification no.)
   incorporation)



                              1743 Quincy Avenue
                           Naperville, Illinois 60540

             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (630) 369-7111

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Item 5.    Other Events.

     Effective April 15, 2000, Telecomm Industries Corp. (the "Company") entered into a definitive Purchase Agreement among PantaStar Communications, Inc., PentaStar Corporation, Inc. and the Company, pursuant to which the Company has agreed to the sale of certain of its assets. On April 24, 2000, the Company issued a press release, filed below as an exhibit hereto and incorporated herein by reference, announcing the signing of the Agreement.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits


              (99.1) Press Release of the Company dated April 24, 2000






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TELECOMM INDUSTRIES CORP.



Date: April 24, 2000                         By: /s/ Paul J. Satterthwaite
                                                ------------------------------
                                                Paul J. Satterthwaite
                                                Chief Executive Officer,
                                                President and Secretary



                                       -3-
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                                EXHIBIT INDEX

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Exhibit
  No.         Description
-------       -----------
  99.1        Press Release of Telecomm Industries Corp. dated April 24, 2000
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